Exhibit 99.2

CARVE-OUT FINANCIAL STATEMENTS

STORED VALUE SOLUTIONS DIVISION OF BANKRFIRST

(A WHOLLY OWNED SUBSIDIARY OF MARSHALL BANKFIRST CORP.)

SEPTEMBER 30, 2007

Stored Value Solutions Division of BankFirst

(A Wholly Owned Subsidiary of Marshall BankFirst Corp.)

CARVE-OUT BALANCE SHEETS

(Dollars in thousands)

	September 30, 2007 (unaudited)	December 31, 2006
ASSETS
Customer accounts receivable, net	$564	$508
Prepaid expenses	31	11
Inventories	51	44
Leasehold improvements, furniture and equipment, net	813	891
Interdivisional funds receivable	115,654	121,641

TOTAL ASSETS	$117,113	$123,095

LIABILITIES AND DIVISIONAL EQUITY
Non-interest bearing customer deposits	$113,301	$119,253
Accrued liabilities	995	721

Total liabilities	114,296	119,974

Commitments and contingent liabilities	—	—

Divisional equity	2,817	3,121

TOTAL LIABILITIES AND DIVISIONAL EQUITY	$117,113	$123,095

The accompanying notes are an integral part of these carve-out statements.

Stored Value Solutions Division of BankFirst

(A Wholly Owned Subsidiary of Marshall BankFirst Corp.)

CARVE-OUT STATEMENT OF OPERATIONS

For the nine months ended September 30, 2007 (Unaudited)

(Dollars in thousands)

Revenues
Transaction and processing service fees:
Interchange income	$3,880
Stored value card income	1,228
Program sponsorship income	267
Data processing income	40
Merchant fee income	109

5,524

Expenses
Cost of services	2,216
Selling, general and administrative	5,326

7,542

Operating loss	(2,018)

Other income
Interest income	3,955
Gain on sale of non-marketable securities	2,218
Other	16

6,189

Income from operations before income taxes	4,171

Income taxes	—

Net income	$4,171

The accompanying notes are an integral part of this carve-out statement.

Stored Value Solutions Division of BankFirst

(A Wholly Owned Subsidiary of Marshall BankFirst Corp.)

CARVE-OUT STATEMENT OF CHANGES IN DIVISIONAL EQUITY

For the nine months ended September 30, 2007

(Dollars in thousands)

Balance at January 1, 2007	$3,121
BankFirst distributions, net (unaudited)	(4,475)
Net income (unaudited)	4,171

Balance at September 30, 2007 (unaudited)	$2,817

The accompanying notes are an integral part of this carve-out statement.

Stored Value Solutions Division of BankFirst

(A Wholly Owned Subsidiary of Marshall BankFirst Corp.)

CARVE-OUT STATEMENT OF CASH FLOWS

For the nine months ended September 30, 2007 (Unaudited)

(Dollars in thousands)

Cash flows from operating activities
Net income	$4,171
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	124
Gain on sale of non-marketable securities	(2,218)
Change in operating assets and liabilities:
Decrease in other assets	6,354
Increase in other liabilities	274

Net cash provided by operating activities	8,705

Cash flows from investing activities
Proceeds from sale of non-marketable securities	2,218
Purchase of leasehold improvements, furniture, and equipment	(46)

Net cash provided by investing activities	2,172

Cash flows from financing activities
Net decrease in customer deposits	(5,952)
Excess cash provided to BankFirst	(4,925)

Net cash used in financing activities	(10,877)

Net increase in cash and cash equivalents	—
Cash and cash equivalents, beginning of period	—

Cash and cash equivalents, end of period	$—

The accompanying notes are an integral part of this carve-out statement.

Stored Value Solutions Division of BankFirst

(A Wholly Owned Subsidiary of Marshall BankFirst Corp.)

NOTES TO UNAUDITED CARVE-OUT FINANCIAL STATEMENTS

September 30, 2007

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Basis of Presentation

Marshall BankFirst Corp. (“MBFC”) is a bank holding company whose primary assets are BankFirst and Marshall Bank, N.A. (together, the “Banks”) (collectively, the “Company”). The Company provides a wide range of credit facilities including commercial loans and real estate mortgage products, including commercial and residential properties. The Banks have five branches located in South Dakota, Minnesota and Arizona, and offer a wide range and variety of traditional banking products and services. The Company through its BankFirst subsidiary also provides a variety of stored value products under its Stored Value Solutions Division (the “SVS Division”). The SVS Division offers various prepaid products from general purpose cards to healthcare cards, which can be used to manage flexible spending and health savings accounts. The SVS Division provides customized secure program development and card issuing services to national stored value card program managers. The SVS Division also participates in the “open loop”, stored value card market which includes cards branded with network or association logos such as Visa, MasterCard, and Discover. The prepaid cards are pre-funded by the consumer or merchant with deposit accounts held at BankFirst. As the card is used by the consumer, it draws down that deposit account balance.

The accompanying carve-out financial statements and related notes represent the financial position, results of operations and cash flows attributable to the SVS Division. They have been prepared on an accrual basis and conform to accounting principles generally accepted in the United States of America and general practice within the banking industry. The SVS Division was not operated entirely as a separate business unit within the Company. Accordingly, the accompanying financial statements have been prepared on a “carve-out” basis and divisional equity is presented in place of stockholders’ equity. Certain assumptions and estimates were made in order to allocate a reasonable share of certain corporate services, including accounting, finance, legal, information systems and human resources. All references to amounts as of and for the nine months ended September 30, 2007 are unaudited.

Use of Estimates, Risks, and Uncertainties

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the carve-out financial statements, and the reported amounts of income and expenses during the reporting period. Material estimates that are particularly susceptible to significant change in the near term relate to the allowance for doubtful accounts, fair values of financial instruments, status of contingencies and intangible assets. Actual results could differ from those estimates.

Cash and Cash Equivalents

The SVS Division did not have separate operating cash accounts and accordingly, all cash receipts and disbursements are recorded through the divisional equity account.

Stored Value Solutions Division of BankFirst

(A Wholly Owned Subsidiary of Marshall BankFirst Corp.)

NOTES TO CARVE-OUT FINANCIAL STATEMENTS - CONTINUED

September 30, 2007

Customer Accounts Receivable, net

Customer accounts receivable represent amounts earned but not yet received. An allowance for doubtful accounts is maintained as determined necessary by the management of the SVS Division.

Interdivisional Funds Receivable

Interdivisional funds receivable represent the cash deposit accounts held for the various prepaid card programs. This cash is held at BankFirst and is paid out of the deposit accounts as the cards are used.

Non-interest Bearing Customer Deposits

Non-interest bearing customer deposits are amounts deposited for the various prepaid card programs, to fund the use of the cards outstanding under their programs.

Leasehold Improvements, Furniture and Equipment

Leasehold improvements, furniture and equipment are stated at cost, less accumulated depreciation. Depreciation is charged to operating expense using the straight-line method, at rates calculated to amortize the cost over the estimated useful lives of the assets, which range from 2 to 14 years. Leasehold improvements at the Sioux Falls, South Dakota office have been allocated based upon square feet used by the SVS Division. Leasehold improvements are amortized over the terms of the respective leases or the service lives of the improvements, whichever is shorter, on the straight-line method.

Non-marketable securities

BankFirst has obtained equity through its membership in the MasterCard and VISA associations. MasterCard and VISA award their bank members equity interests based upon transaction volume. These investments consist of less than 20 percent ownership in VISA and MasterCard and they have no readily available market value.

During 2006, MasterCard completed a reorganization which resulted in BankFirst receiving 32,105 class B shares of MasterCard, plus cash in the amount of $576 thousand. The SVS Division reported a gain of $576 thousand from the cash payment. While the MasterCard class A shares are marketable securities traded on the New York Stock Exchange, class B shares are non-marketable securities. Therefore, these class B shares are reported at cost which is zero.

In August 2007, BankFirst sold 17,000 shares of its MasterCard class B shares for net proceeds of $2.218 million, which was reported as a gain on non-marketable securities at the SVS Division.

BankFirst held 15,105 and 32,105 shares of MasterCard class B shares at September 30, 2007 and December 31, 2006, respectively.

Stored Value Solutions Division of BankFirst

(A Wholly Owned Subsidiary of Marshall BankFirst Corp.)

NOTES TO CARVE-OUT FINANCIAL STATEMENTS - CONTINUED

September 30, 2007

Revenue Recognition

The Company recognizes revenue related to the SVS Division on an accrual basis. Revenue is generated primarily from three sources: interchange fees, stored value card fees and interest income.

Interchange fees – Interchange fees are transaction fees normally paid by the issuing merchant in exchange for services offered by the prepaid card network, such as customer access, risk management, funds settlement and connectivity. Fees may be negotiated to be split by the SVS Division and program manager. The SVS Division recognized this revenue based upon each individual contract.

Stored value card fees – Fees for issuance, reloading, maintenance, inactivity, etc. are based upon each individual contract between the Company and the merchant.

Interest Income – BankFirst allocates interest income to the SVS Division for providing non interest bearing deposits. The interest is earned by the SVS Division based on 90% of its average daily balance of funds provided. The SVS Division is allowed to lock in an amount of deposits up to $40 million in calendar year 2007 at the one year London Interbank Offered Rate (“LIBOR”) for the calendar year. The remaining balances are credited interest at the effective Federal Funds rate less 25 basis points. The SVS Division recorded interest income of $3.955 million for the nine months ended September 30, 2007.

Income Taxes

The operations of the SVS Division are currently included in BankFirst, which is a subchapter S corporation. Therefore, no federal income taxes have been provided for in the accompanying carve-out financial statements. BankFirst is required to pay certain state minimum and franchise taxes which have been allocated to the SVS Division and its pro rata portion has been reflected within selling, general and administrative expenses.

Allocation of Costs

Salary and employee benefits for support departments, rent, common infrastructure and telephone incurred by the Company are allocated to the SVS Division based primarily upon head count. Certain occupancy costs and depreciation have been allocated based upon occupied square feet used by the SVS Division. Federal deposit insurance premium have been allocated to the SVS Division based upon the balance of customer deposits provided. These allocated costs have been reflected in the accompanying carve-out financial statements within selling, general and administrative expenses.

Fair Value of Financial Instruments

Due to the unique characteristics of the SVS Division’s interdivisional funds receivable and customer deposits, cost approximates fair value for these instruments.

Stored Value Solutions Division of BankFirst

(A Wholly Owned Subsidiary of Marshall BankFirst Corp.)

NOTES TO CARVE-OUT FINANCIAL STATEMENTS - CONTINUED

September 30, 2007

Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board (the “FASB”) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 defines fair value as the price received to transfer an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date reflecting the highest and best use valuation concepts. FAS 157 establishes a framework for measuring fair value by creating a hierarchy of fair value measurements that distinguishes market data between observable independent market inputs and unobservable market assumptions by the reporting entity. FAS 157 further expands disclosures about such fair value measurements. FAS 157 applies broadly to most existing accounting pronouncements that require or permit fair value measurements (including both financial and non-financial assets and liabilities) but does not require any new fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. With limited exceptions, FAS 157 is to be applied prospectively. The SVS Division is currently evaluating the impact that the adoption of FAS 157 will have on its Financial Statements.

In February 2007, the FASB issued SFAS No. 159 The Fair Value Option for Financial Assets and Financial Liabilities (SFAS No. 159). SFAS No. 159 permits companies to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value and establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities. The provisions of SFAS No. 159 become effective for years beginning after November 2007. Management is currently evaluating the impact that SFAS No. 159 will have on their financial statements.

NOTE B – CUSTOMER ACCOUNTS RECEIVABLE

The following is a summary of changes in the allowance for doubtful accounts for the nine months ended September 30, 2007 and the year ended December 31, 2006 (in thousands):

	2007	2006
Balance at beginning of the year	$18	$42
Provision for uncollectible accounts receivable	3	50
Recoveries	—	—
Accounts charged off	—	(74)

Balance at end of the year	$21	$18

Stored Value Solutions Division of BankFirst

(A Wholly Owned Subsidiary of Marshall BankFirst Corp.)

NOTES TO CARVE-OUT FINANCIAL STATEMENTS - CONTINUED

September 30, 2007

NOTE C – LEASEHOLD IMPROVEMENTS, FURNITURE AND EQUIPMENT

Leasehold improvements, furniture and equipment used in the operations of the SVS Division consisted of the following at September 30, 2007 and December 31, 2006 (in thousands):

	2007	2006
Leasehold improvements	$504	$501
Furniture and equipment	3,200	3,157
Less accumulated depreciation and amortization	(2,891)	(2,767)

Leasehold improvements, furniture and equipment, net	$813	$891

NOTE D – COMMITMENTS AND CONTINGENT LIABILITIES

Litigation

Due to the nature of its activities, the Company and the SVS Division are subject to pending and threatened legal actions that arise in the normal course of business. In the opinion of management, the disposition of all outstanding legal actions will not have a material effect on the consolidated financial position of the Company or the SVS Division.

Leases

BankFirst leases 28,279 finished square feet of offices in Sioux Falls, South Dakota. The lease was signed on December 1, 2006 and requires monthly minimum rent of $54,674 per month. The original lease term ends on November 30, 2013. BankFirst has the option to extend the building lease for an additional seven year term at current market rates. The SVS Division is being allocated a portion of this lease expense based upon the square feet used. The leasehold improvements have been allocated to the SVS Division based upon square feet used. See Note G regarding the sale of the SVS Division and subsequent assumption of this lease.

Pledged Securities

VISA requires BankFirst to maintain an amount of securities on deposit with a trustee for the benefit of VISA. These pledged securities were required by VISA to guarantee settlement of the SVS Division’s transaction processing activity. These securities are maintained as part of BankFirst’s overall investment portfolio. The amount of pledged securities required by VISA, based on current market value, was $15.1 million at September 30, 2007 and December 31, 2006.

NOTE E – 401(K) SAVINGS PLAN

The company sponsors a 401(k) savings plan which covers all eligible employees. Employees can elect to contribute up to $15,500 and $14,000 of their base salary to the plan in 2007 and 2006, respectively. The Company matches 50 percent of each employee’s eligible contributions, not to exceed six percent of the employee’s eligible compensation.

Stored Value Solutions Division of BankFirst

(A Wholly Owned Subsidiary of Marshall BankFirst Corp.)

NOTES TO CARVE-OUT FINANCIAL STATEMENTS - CONTINUED

September 30, 2007

NOTE F – WRITTEN AGREEMENT

On July 31, 2007 MBFC and BankFirst entered into a written agreement with the Federal Reserve Bank of Minneapolis and the State of South Dakota Division of Banking which replaced a previous written agreement dated April 22, 2003. The July 31, 2007 written agreement required BankFirst to limit its loan portfolio growth, revise loan policies and procedures, and adopt an independent third party loan review. Also under this agreement MBFC and BankFirst must meet certain capital ratios and cannot declare or pay any dividends or make any distributions of interest or principal on its subordinated debentures issued in connection with its trust preferred securities without obtaining the prior consent of the Federal Reserve Bank of Minneapolis and the South Dakota Division of Banking.

The Company has a Compliance Committee of independent directors that is responsible for monitoring and coordinating the Company’s compliance with and implementation of the Agreement. Management believes they are in substantial compliance with all of the terms or will be in compliance with the terms under the dates stipulated in the written agreement as of September 30, 2007.

NOTE G – SALE OF SVS DIVISION

On July 13, 2007 BankFirst agreed to sell the SVS Division to The Bancorp (the “Bancorp”) for $60.6 million payable $12.1 million through the delivery of shares of Bancorp common stock plus $48.5 million in cash. The sale requires FDIC approval under the Bank Mergers Act. The transaction is expected to close during the fourth quarter of 2007.

On the closing date of the sale of the SVS Division, the Bancorp will assume the lease for the office facilities from BankFirst (see Note D) and then sublease 12,136 finished square feet back to BankFirst for its retail banking branch and offices.

Stored Value Solutions Division of BankFirst

(A Wholly Owned Subsidiary of Marshall BankFirst Corp.)

NOTES TO CARVE-OUT FINANCIAL STATEMENTS - CONTINUED

September 30, 2007

NOTE H – SUBSEQUENT EVENTS

Sale of SVS Division

On November 30, 2007 the sale of the SVS Division was completed (See Note G).

Equity in VISA, VISA Restructuring and Card Association Litigation

The SVS Division issues and acquires payment card transactions through the Visa U.S.A. Inc. card association or its affiliates (collectively “Visa”). On October 3, 2007, Visa completed a restructuring and issued shares of Visa Inc. common stock to its financial institution members in contemplation of an initial public offering in 2008 (the “Visa Reorganization”). As part of this process, BankFirst will receive a new class of VISA stock. This stock will represent BankFirst’s equity that it was awarded in VISA based upon transaction volumes. BankFirst has been notified that it will be receiving 66,067 shares of the newly issued shares from VISA. BankFirst has not received these shares and is unable to sell or transfer them without the consent of VISA. The equity that BankFirst has in VISA is considered to be a non-marketable security with a cost basis of zero.

In addition, Visa U.S.A. Inc. and MasterCard International (the “Card Associations”), as well as several banks, in antitrust lawsuits challenging the practices of the Card Associations (the “Litigation”). As a member of Visa U.S.A., BankFirst is responsible for its portion of financial responsibilities arising from any potential adverse judgment or negotiated settlements related to the Litigation. As such, the SVS Division has recognized a liability of $450,000 for their exposure in accordance with their proportionate membership share in VISA U.S.A Inc.